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                                                                   Exhibit 10(m)


                       VF CORPORATION AMENDED AND RESTATED
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                            ADOPTION OF AMENDMENT TO
                SECOND SUPPLEMENTAL ANNUAL BENEFIT DETERMINATION

                               September 26, 2001


WHEREAS, VF Corporation, a Pennsylvania corporation (the "Corporation"), maintains the VF Corporation Amended and Restated Supplemental Executive Retirement Plan (the "SERP"); and

WHEREAS, pursuant to Section 7.05 thereof, the SERP may be amended or modified by resolution of the Corporation's Board of Directors; and

WHEREAS, at its regular meeting on July 17, 2001, the Board of Directors authorized the Corporation to amend the Second Supplemental Annual Benefit Determination (the "Second Determination") under the SERP, to conform the monthly reduction factor for early retirement benefit payments under the Second Determination which commence prior to normal retirement date to the improved monthly reduction factor under the amended VF Corporation Pension Plan; and

WHEREAS, as authorized by the Board of Directors, the Corporation by its proper officer desires to adopt the conforming amendment to the Second Determination.

RESOLVED: The Corporation hereby amends Section 4.02 ("Early Retirement") of the Second Determination by revising the final sentence thereof to read as follows:

"The additional reduction for pre-age 65 commencement of benefits shall be the same as applies under the Pension Plan."

FURTHER RESOLVED: The foregoing amendment to the Second Determination shall be effective September 26, 2001.

FURTHER RESOLVED: The provisions of the SERP and the Second Determination are hereby modified to conform with the foregoing amendment, but in all other respects the provisions of the SERP and the Second Determination are to be and shall remain in full force and effect.

                                                 VF CORPORATION

                                                 by:____________________________
                                                    Frank C. Pickard III
                                                    Vice President - Treasurer